Exhibit 99.1

Gold / / Copper Gaining Momentum All figures in US Dollars July 2021

MUX MUX: Cautionary Statement This presentation and the information included herein do not constitute an offer to buy or the solicitation of an offer to subscribe for or to buy any of the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . This presentation contains certain forward - looking statements and information, including "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Forward - looking Statements") . The Forward - looking Statements are intended to be subject to the safe harbor provided by Section 27 a of the Securities Act of 1933 , Section 21 e of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995 . The Forward - looking Statements express, as at the date of this presentation, McEwen Mining Inc . (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results . Forward - looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies . There can be no assurance that such statements and information will prove to be accurate . Therefore, actual results and future events could differ materially from those anticipated in such statements and information . Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the Forward - looking Statements include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks . Readers should not place undue reliance on Forward - looking Statements, which speak only as of the date hereof . The Company undertakes no obligation to reissue or update Forward - looking Statements as a result of new information or events after the date hereof, except as required by law . See McEwen Mining's Annual Report on Form 10 - K for the fiscal year ended December 31 , 2020 , the Quarterly Report on Form 10 - Q for the quarters ended March 31 , 2021 , and other filings with the Securities and Exchange Commission (the “SEC”), under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the Forward - looking Statements . All Forward - looking Statements made in this presentation are qualified by this cautionary statement . Unless otherwise stated, all currency information quoted in this presentation is in U . S . dollars . The technical contents of this presentation, including reserves, have been reviewed and approved by Peter Mah , P . Eng . , COO ; the exploration technical contents of this presentation including resources content have been reviewed and approved by Stephen McGibbon, EVP Exploration and Luke Willis, P . Geo . , Director of Resource Modelling ; both are Qualified Persons as defined by Canadian Securities Administrators National Instrument 43 - 101 "Standards of Disclosure for Mineral Projects" . Securities and Exchange Commission (“SEC”) . Definitions of terms under NI 43 - 101 differ materially from the definitions of those and related terms in Industry Guide 7 (“Industry Guide 7 ”) promulgated by the SEC . Under U . S . standards, mineralization may not be classified as a “Reserve” unless a determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made . Under Industry Guide 7 standards, a “Final” or “Bankable” feasibility study or other report is required to report reserves, the three - year historical average precious metals prices are used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate government authority . One consequence of these differences is that “reserves” calculated in accordance with Canadian standards may not be “Reserves” under Industry Guide 7 standards . U . S . investors should be aware that the McEwen Mining properties with reserves as defined by Industry Guide 7 are the Black Fox mine, the Gold Bar project and the San Jose mine . All other properties do not have “Reserves” as defined by Industry Guide 7 and Investors are cautioned not to assume that any part or all the disclosed mineralized material will be confirmed or converted into Industry Guide 7 compliant “Reserves” . MUX

MUX -100 -80 -60 -40 -20 0 20 40 60 80 100 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Source: Bloomberg. Monthly performance, f rom Jan 1, 2012, to July 9, 2021 . MUX: History of Trading at a Premium % MUX GDXJ MUX Outperformance MUX Underperformance MUX GDXJ MUX vs GDXJ Relative Performance - Jan 2012 – July 2021

MUX 2020 Was Brutal • Production fell 34 % from 2019, to 114,800 GEOs • Revenue fell 30% below target on 100% owned operations Reported net loss $152.3 M relates primarily to: – $27.5 M advanced projects & exploration – $27 M gross loss of operations – $83.8 M in Gold Bar impairment • Financial statements burdened with “going concern note" • 2 financings required to avoid breaching debt covenants • $50 M debt due Aug 2021

MUX New Senior Management Team Rob McEwen Chairman & Chief Owner Rob has $1/ year salary, has invested $165 million in McEwen Mining and owns 18% of the company’s outstanding shares. He is the founder of Goldcorp, was awarded the 2001 PDAC Developer of the Year, the Order of Canada, and was inducted into The Canadian Mining Hall of Fame. Adrian Blanco S. Director Operations, Mexico & USA Adrian has extensive mining experience, held executive positions in the Americas, led business transformations towards profitability, promoted highest standards of safety & operational excellence. He holds BBA, Chem. Eng., MSc in Corporate Finance (Salford Business School) & Executive Management certification (IPADE). Anna Ladd-Kruger CFO Anna has 20+ years of mining experience. She was previously CFO & VP Corp Dev at Excellon Resources, and CFO o f Trevali Mining, where she was integral to growing the company to a >$1 B market cap mid-tier producer. Anna is CPA, CMA, and holds MSc in Economics (Queen's University) and BComm (UBC). Rory Greyvensteyn Director Operations, Canada Rory has over 30 years of mining experience in diversified operations, from deep level gold mining in South Africa to open pit diamond mining in Canada. He has a strong background in production and large contract management. Rory holds a BSc in Mining Engineering and a NHD in Metal Mining. Peter Mah COO Peter has 30 years of mining experience, with a passion for developing teams and a focus on excellence and innovation. Peter set a strong track record in building, transitioning and operating mines. Peter holds BASc in Mining and Mineral Process Engineering and MASc (UBC). Stephen McGibbon Executive Vice President, Exploration Professional Geologist with extensive exploration, mine production & North American management experience, Steve was senior member of the team that discovered Goldcorp’s High Grade Zone deposit in Red Lake & drove Premier Gold’s exploration succes, key asset purchases & revitalization at Geraldton mining camp.

MUX 2021 Back on Track & Performing Well - Highlights 1 Includes cash and gold bullion inventory, as of Mar 31, 2021 • New senior management @ head office & mines • H1 production in line with guidance: 71,400 GEOs • 2021 production guidance + 20 - 40% versus 2020 actual production • Cash and liquid assets @ June 30th 1 : ~$44 M • Debt refinanced & extended by 2 yrs to Aug 2023 • San José mine dividend resumed, $7.5 M received in H1 2021 • Raised $42 M in net proceeds post year - end • 2021 exploration programs $14 M

MUX -20 0 20 40 60 80 100 120 140 160 180 200 Mar/2020 May/2020 Jul/2020 Sep/2020 Nov/2020 Jan/2021 Mar/2021 May/2021 Jul/2021 MUX Regaining Its Mojo % Silver 107% Copper 99% Gold 21% Source: Bloomberg. From Mar 20, 2020 to Jul 9, 2021 . MUX 123% GDXJ 89%

MUX -80 -60 -40 -20 0 20 40 60 80 100 Jul/2018 Jul/2019 Jul/2020 Jul/2021 Big Prize for Successful Turnaround $1.29 Current MUX Source: Bloomberg. Weekly performance, f rom July 9, 2018 to July 9, 2021 . MUX Outperformance MUX Underperformance Potential MUX $3.06 Closing The Gap % MUX GDXJ MUX vs GDXJ Relative Performance - July 2018 – July 2021

MUX CEO's Unique Financial Commitment $16 5 M 18% $1/ Y r Investment 1 Ownership Salary Rob McEwen 18% Institutional 25% Retail 57% 1 - Rob McEwen’s investment: $1 40 M shares + $25 M, Aug 13, 2018 press release. 2 - Average Daily Trading Volume over 3 months. 3 - Holdings in million shares. Source: Bloomberg, Jul 9, 2021. Rob McEwen 82.2 M Van Eck Associates 22.3 M Weiss Asset Management 15.2 M Condire Management 11.1 M BlackRock 8.3 M Mirae Asset Global Investments 7.5 M The Vanguard Group 6.2 M Invesco Ltd 5.4 M AIFM Capital AB 5.1 M ETF Managers Group 4.0 M Shares Top 10 Holders 3 Stock Ownership Outstanding : 459 M Fully Diluted : 495 M ADTV 2 : 5.6 M Price : US$ 1.29 Market Cap : US$592 M

MUX Black Fox Gold Bar El Gallo MUX: Streamlining our Gold, Silver, Copper Assets Gold 5 Development Projects Froome Grey Fox Stock Copper Los Azules Fenix Argentina Mexico Nevada Ontario 4 Mines Gold Gold & Silver Gold & Silver San Jose

MUX 2020 and 2021 H1 Production & 2021 Guidance 2021 Production Expected to Be 20 - 40% Higher Than 2020 GEO – gold equivalent ounces. 2021 production guidance - Feb 2, 2021 press release. Q1 2021 production – Apr 19, 2021 press re lease. Q2 2021 production – Jul 13, 2021 press release. Numbers may not add due to rounding. Q1/ Q2 total silver production is sourced from San Jose and 900/ 4, 800 oz Ag from the other mines. G old:silver ratios are 68:1 for Q1 & Q2 2021 and 75:1 for 2021. O unces H1 2020 H1 2021 2021 Guidance Range San José Mine, Argentina (49%) Gold 14,500 18,800 41,500 - 44,500 Silver 910,600 1,100,000 2,300,000 - 2,450,000 GEO 23,900 35,000 72,000 - 77,000 Gold Bar Mine, Nevada GEO 15,200 21,500 37,000 - 45,000 Black Fox Mine, Canada GEO 10,500 12,300 27,500 - 32,500 El Gallo Mine, Mexico GEO 4,600 2,500 4,500 - 5,900 Total Production Gold 44,900 55,000 110,500 - 127,900 Silver 912,600 1,105,000 2,300,000 - 2,450,000 GEO 54,200 71,400 141,000 - 160,400

Gold / / Copper Releasing Hidden Value: Copper & Silver Assets

MUX's Value Growth Opportunities

McEwen Copper	• Series B financing $80 M • Lead order, $40 M by Rob McEwen • Go public in 12 months • New site access road begins construction in July • 53,000 m drill program and prefeasibility study to begin Q4 2021.
Organic Growth Strategy	• Extending production scale and life of mines with aggressive exploration • 2021 Drill programs: ◦ $9 M @ Fox, Stock and Grey Fox, ◦ $5 M @ Gold Bar and Tonkin deposits, targeting increased near-term production.
Project Development	• Fox Complex Expansion Strategy – Preliminary Economic Assessment H2 2021 • Gold Bar South – permitting expected Q4 2021.
Monetizing Silver Assets	• El Gallo, Mexico and San Jose, Argentina.

MUX

13

MUX Launching a New Copper Developer Key asset: 100% of Los Azules Copper Project located in San Juan, Argentina One of the world's largest undeveloped open pit copper porphyry deposits; New low altitude all season access road construction starts July Aggressive resource - reserve definition drill program targeted for Nov 2021 Prefeasibility to begin in H2 2021 100% of the Elder Creek Cu - Au greenfield exploration in Nevada. • Cu - Au exploration • Large resource, preliminary economics, advancing quickly to prefeasibility, permitting and development Elder Creek, Nevada (100%) Los Azules Argentina (100%)

MUX Ore tonnes Copper lbs Gold oz Silver oz Indicated 962 Million 10.2 Billion 0.48% 1.7 Million 0.06 g/t 55.7 Million 1.8 g/t Inferred 2,666 Million 19.3 Billion 0.33% 3.8 Million 0.04 g/t 135.4 Million 1.6 g/t Los Azules: Large Copper Resource Source: Preliminary Economic Assessment (PEA) Oct 16, 2017 - “NI 43 - 101 Technical Report – Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch). Conceptual Process Plant Indicated World - Class O pen P it C opper R esource Animated project video: https://youtu.be/swTAsZlLxfI Inferred

MUX Los Azules: NPV Sensitivity Post - Production Decision Change from Base Case (%) Copper Price ($/ lb) - 50% - 25% 100% +25% +50% $1.15 $2.25 $3.00 $3.75 $4.50 $6 $5 $4 $3 $2 $1 Cu Price Au Price Ag Price Grade CAPEX OPEX OPEX - Mining OPEX - Process OPEX – G&A $0 $ - 1 $ - 2 NPV8% Billions US$ After - Tax NPV(8%) 1 1 PEA Oct 16 , 2017 - “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch) . All project economic metrics, including net present value (NPV), are presented on a post - project approval basis (after completion of additional drilling, prefeasibility and feasibility studies) . All economic assessments are calculated at the project level and do not include certain costs including corporate office, interest, financing and exploration expenses . • $2.2 B at $3.00 / lb Copper • $5.1 B at $4.25 / lb Copper

Dollars per Pound Paid for Large Copper Deposits 2010-18

Grouped by Stage of Development: Resource, PEA, PFS, FS

Target (Project)	Buyer	Announcement Date	Development Stage	% Acquired	Acquired Cu Eq. R&R (million lbs)	Cu Eq Grade %	US$/lb Cu Eq
Peregrine Metals Limited (Altar)	Stillwater Mining Company	07/11/2011	Resource	100%	12,567	0.45%	0.036
Mason Resources Corp	Hudbay Minerals Inc.	10/31/2018	PEA	86%	14,095	0.35%	0.002
Lumina Copper Corp. (Taca Taca)	First Quantum Minerals Limited	06/17/2014	PEA	94%	33,053	0.48%	0.012
Antares Minerals Inc.	First Quantum Minerals Limited	10/18/2010	PEA	100%	12,990	0.60%	0.034
Kamoa copper project	Zijin Mining	05/26/2015	PEA	49%	26,117	2.50%	0.015
Far West Mining Ltd	Capstone Mining Corp	04/17/2011	PFS	100%	4,307	0.36%	0.155
Reservoir Minerals Inc.	Nevsun Resources Limited	04/24/2016	PFS	80%	3,092	4.78%	0.134
Upper Kobuk Mineral projects	South32 Limited	04/10/2017	FS	50%	5,141	2.10%	0.026
Pinto Valley from BHP	Capstone Mining	04/29/2013	FS	100%	7,846	0.35%	0.080
Augusta Resources (Rosemont)	Hudbay Minerals Inc.	02/10/2014	FS	100%	7,275	0.50%	0.069
Norsemont (Constancia)	Hudbay Minerals Inc.	01/10/2011	FS	100%	5,300	0.47%	0.080
Indophil Resources NL (Tampakan)	Alson Group	09/23/2014	FS	80%	32,160	0.60%	0.008

Avg. PEA	$0.020
Avg. PFS	$0.145
Avg. FS	$0.053
Avg. All	$0.059

Legend
PEA - Preliminary Economic Assessment
PFS - Pre-Feasibility Study
FS - Feasibility Study

MUX

17

MUX Cost Curve for Development Stage Copper Projects 14,000 13,000 12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 New Prosperity Tenke Phase 3 Pebble El Abra Mill Al Arco Galore Creek Los Chancas Salobo 3 San Nicolas Canaria Norte Harper Creek Kamoa - Kakula Resolution Kansanshi Sulphide Ann Mason Los Helados Ajax Cuajone Kerr - Sulphurets - Mitchell Rosemont Nueva Union Galeno Radomiro Tomic Collahuasi GL4 Koksay Los Calatos Michiquillay Haquira Quebrada Blanca II Schaft Creek La Granja Mina Justa Udokan Inca de Oro Agua Rica Cotabambas Los Pelambres 205 Frieda RIver Cristalino Andina Phase 2 Tampakan Centinala DMC Zafranal Wafi Golpu Taca Taca Cerro Casale El Pachon Josemaria Aynak King King Required copper price (US$/t Cu) Cumulative Production (Paid kt Cu) Source: Oct 4, 2018 Copper Top Projects Report by Goldman Sachs Global Investment Research. *According to April 13, 2021 Gold man Sachs Report. Los Azules - Q1 Q2 Q3 Q4 Los Azules Spot Copper Price Price Required at Risked - IRR (12%)* One of the Most R obust Development O pportunities in the Marketplace

Los Azules Versus Other Large Scale Copper Developers

			FILO MINING	JOSEMARIA	SolGold	LOS ANDES COPPER	McEWEN COPPER	
Asset Information	Project Name (Ownership)		Filo del Sol (100%)	Josemaria (100%)	Alpala (85%) [2]	Vizcachitas (100%)	Los Azules (100%)	Los Azules
	Country		Argentina / Chile	Argentina	Ecuador	Chile	Argentina	Rank
	Stage		PFS	FS	PEA	PEA	PEA	
Public Markets Information	F.D. ITM Market Capitalization	(B US$)	$0.9	$0.3	$1.2	$0.1		
	Cash	(M US$)	$25	$78	$139	$4		
Resources	Total Resources	(B lbs Cu Eq)	8.4	15.8	37.0 [4]	19.3	34.2	2 / 5
	Resource Grade	(% Cu Eq)	0.64%	0.38%	0.52%	0.42%	0.43%	3 / 5
Operations Information (based on latest technical study Cu price US$3.00/lb discount rate 8%)	Approx. Elevation Above Sea Level	(km)	4.7	4.5	1.2	.9	3.3	
	Initial Capex	(B US$)	$1.3	$3.1	$2.5 [5,6]	$1.9	$2.4	3 / 5
	Mine Life	(years)	14	19	66 [6]	45	36	3 / 5
	Avg. Annual Production	(B/lbs Cu Eq)	.27	.40	.34 [5,6]	.27	.36	2 / 5
	Cash Costs (Co-Product)	(US$/lb Cu Eq)	$1.2	$1.6	$1.6 [6]	$1.7	$1.5	2 / 5
	AISC (Co-Product)	(US$/lb Cu Eq)	$1.3	$1.7	$2.0 [6]	$1.8	$1.7	2 / 5
	Capital Intensity (Annual Production)	(US$/lb Cu Eq)	$4.6	$7.6	$7.4	$7.1	$6.6	2 / 5
	After-Tax NPV	(B US$)	$1.3	$1.5	$4.2 [5,6]	$1.8	$2.2	2 / 5
	IRR	(%)	23.0%	15.4%	26.5% [6]	20.8%	20.1%	4 / 5

Source: Company filings, FactSet (1) Converted to Cu Eq. at LT street consensus prices (Cu: US$3.25/lb, Au: US$1,600/oz). (2) 15% owned by Cornerstone Capital Resources. (3) Franco-Nevada holds a perpetual 1% NSR on Alpala, having advanced SolGold US$100M under a royalty financing agreement. (4) Resources shown on a 100% basis. (5) Project metrics shown on a 100% basis. (6) Metrics based on PEA case 1: 40 Mtpa throughput.

MUX

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MUX Operational Progress Update Fox Complex Froome expands Black Fox production by 2.5 yrs Commercial production scheduled Q4 2021 PEA expansion study H2 2021 $9 M exploration program 2021 Gold Bar Updated feasibility study 300 Koz Recoverable gold 6 - year mine life $5 M exploration program 2021 El Gallo Fenix gold & silver project feasibility study 9.5 - year mine life Investigating financing alternatives San José Dividend resumed $9.3 M exploration program 2021

MUX Fox - Stock Mine & Mill Black Fox Mine (incl Tamarack) Matheson Fox - Lexam Trans - Canada Hwy N Timmins 20 miles (32 km) Grey Fox Mineral Resources: 2,789,000 oz Au Measured & Indicated & 1,183,000 oz Au Inferred Froome Destor - Porcupine Fault Zone Resources: M&I - Measured & Indicated, Inf – Inferred. As of December 31, 2020. 121,000 oz Au M&I 8 ,000 oz Au Inf 1,469,000 oz Au M&I 954,000 oz Au Inf 1,199,000 oz Au M&I 221,000 oz Au Inf Fox Complex – Timmins – Organic Growth Opportunities

MUX Stock Mine 27.2 g/t Au / 7m incl. 120 g/t Au / 1.6m Black Fox Mine 55.1 g/t Au / 1m Stock / Black Fox Kirkland Lake Timmins Red Lake 1,000m 2,000m Surface Ore Bodies Headframe/ Shaft 3,300ft 6,600ft Stock West 6.7 g/t Au / 39m Stock East 63.6 g/t Au / 6.2m Grey Fox Area Whiskey Jack 9.9 g/t Au / 39m 147 NE 39.5 g/t Au / 3.8m 4.8 g/t Au / 19m incl. 10.3 g/t Au / 6m GF South 10.9 g/t Au / 18.8m McEwen Mineralization Zone Outlines Fox Complex – Multiple Exploration Targets Along Strike & at Depth Fox Complex Ontario, CANADA

MUX 2 km 1.2 miles N Please see Appendix for more details. Fox Complex: Black Fox Mine Property Includes Froome & Grey Fox Deposits Froome 181,000 oz Indicated @ 5.1 g/t Au Grey Fox 888,000 oz Indicated @ 7.1 g/t Au 173,000 oz Inferred @ 6.6 g/t Au

MUX Section Looking North Portals Black Fox Open Pit Surface Froome Deposit Production Mining and Milling Underway Froome on Target for Q4 Commercial Production Shallower deposit → Shorter haul & access time improves productivity Wide disseminated style mineralization More consistent grades & continuity Wider mining widths (mostly 15 - 40 m) More productive ‘bulk’ mining Larger stopes More efficient UG development & mine sequencing Lower gradient & straighter ramp More efficient haulage & reduced UG congestion Better stoping ground conditions Positive for dilution & grade control Froome Expected to Draw Better Economics than Black Fox

MUX Fox Complex: Grey Fox Priority Surface 250m - 500m - 0 - Whiskey Jack Long Section Looking North Near Surface, Good Grades 200m 0 Drill Hole Grade (g/t Au) Width (m) Grade (g/t Au) Width (m) GxW 19GF - 1320 2.05 11.0 incl. 5.30 1.6 23 19GF - 1313 2.06 11.0 incl. 6.95 1.0 23 19GF - 1293 5.82 4.4 26 20GF - 1305 2.58 11.9 incl. 4.10 2.8 31 20GF - 1328 3.58 8.6 incl. 7.97 2.1 31 19GF - 1321 4.78 6.5 31 GF11 - 337 3.59 9.0 32 20GF - 1112 16.34 2.6 43 GF14 - 917 17.41 2.7 incl. 41.49 1.1 46 GF14 - 908 11.58 4.1 incl. 18.05 1.4 48 20GF - 1323 5.95 10.0 incl. 13.29 4.2 6 0 GF14 - 925 3.93 16.0 63 19GF - 1248 5.00 13.0 65 20GF - 1152 4.87 15.6 incl. 17.01 3.5 76 PR93 - 19 8.22 9.9 incl. 32.20 2.4 81 20GF - 1329 4.78 17.7 incl. 16.42 3.7 85 20GF - 1323 31.23 3.4 incl. 38.51 2.7 106 19GF - 1242 9.74 13.0 incl. 14.07 8.4 127 GF11 - 400 9.26 13.8 incl. 15.21 8.0 127 20GF - 1255 20.01 7.9 incl. 131.00 0.7 158 20GF - 1325 12.67 13.8 incl. 29.48 5.7 175 19GF - 1293 52.96 7.4 392 19GF - 1248 8.99 44.0 incl. 9.90 39.0 396 Drill results presented rounded, using a cut - off grade of 0.5 gpt Au. GxW represents the product of the first grade and width co lumns for each drill hole. Model Grades > 5 g/t Au 3.6 – 5 g/t Au Open Open A B C D E A B C D E

MUX • Historical grades processed at Stock Mine +5 g/t Au • Close to the mill & near surface • Large mineralized intersections lend to potential for efficient bulk mining methods • Dewatering of shaft to begin H2 2021 Fox Complex: Stock Area – Resources Base Growing Stock West Stock East Plan View Stock Mine 137 Koz Au historic production

MUX Surface - 1000m - 500m Gold Grade x Width (g/t x m) 50 to 100 25 to 50 10 to 25 5 to 10 >100 Stock West Stock Mine 137 Koz Au historic production Stock East Fox Complex: Stock Area – Potential Emerging Longitudinal Section Looking North 5 km to Property Boundary

MUX - 300m - 500m - 300m - 500m 1 3 2 Fox Complex - Stock West – Resources Taking Shape Drill results are true widths and are presented in the May 10, 2021 press release, “McEwen Mining Reports Upbeat Exploration & D elineation Results” Select Drill Intercepts 1 2.92 g/t Au over 39.6 m incl 5.05 g/t Au over 6.2 m and 7.59 g/t Au over 5.9 m 2 3.82 g/t Au over 8.8 m 3 11.29 g/t Au over 2.4 m Longitudinal Section Looking North Stock West

Gold Bar: Nevada – Tier 1 Jurisdiction

On Trend - Similar Geology

Criteria	Cortez & Gold Bar
Large footprint, shallow oxide gold	✓
Host rock, alteration, mineralization style	✓
Major faults, structural traps	✓
Intrusions	✓

Underexplored, With Upside Potential

- ✓ Surface near mine & deeper targets
- ✓ Oxide & sulfide



Gold Bar
Nevada, USA



Nevada
Gold Mines
Cortez
50 Moz Au
cluster[1]
Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Tonkin
Gold Bar
Wall Fault
Roberts Creek Fault
Legend
MUX Property
NGM Property
Faults
12 miles
20 km
N

1. Includes past production and current resources.

MUX
29

MUX Gold Bar - $5 M Exploration Budget Gold Bar South Legend Mine Deposit Near mine targets Brownfield Greenfield Pick Ridge Cabin Near Mine Resource Expansion N Brownfields Known Mineralized/ Altered Areas Greenfields Large Faults/ Alteration/ Little to No Data 0 1 2 Miles

A Silver Company Within MUX

Comparisons to 2020 Production (Moz AgEq)

MUX's silver assets will be among top silver-focused producers during its Phase 2 production schedule at El Gallo/ Fenix



63.7
Pan American Silver 2020
19.1
First Majestic Silver 2020
14.7
Fortuna Silver 2020
10.1
McEwen Silver San José + Fenix Phase 2
10
Silver Corp 2020
7.5
McEwen Silver San José + Fenix Phase 1
6.3
Endeavour Silver 2020
5.6
McEwen San José 2020
2.6
McEwen San José H1 2021
1.9
Silver Bear 2020
1.6
Excellon 2020
0.6
Impact Silver 2020

Sources: Company Filings, Laurentian Bank Securities Inc. McEwen Silver scenarios based on average annual LoM AgEq production. AgEq Resources calculated using: $1,664/ oz Au, $22.29/ oz Ag, $3.23/ lb Cu, $1.08/ lb Zn, $0.9/ lb Pb

MUX 31

MUX San José Mine N Production 2020 6 231,000 oz Au 12 miles San José Argentina 1., 2. Hochschild “Annual Report and Accounts 2020”. 3. Based on 49% MUX ownership basis. 4. MUX Feb 2, 2021 press release 5. Hochschild 1 - 5 Mar 2021 presentation. 6. Newmont disclosure. San José - ▪ Large Property ▪ High Grade Mine ▪ Surrounds Newmont One of the Highest Grades Mines in the Americas (49% MUX Ownership) Reserve Grade 1 399 gpt Silver 6.49 gpt Gold Mine Life 2 5 Years 2021E Production 3,4 2.30 - 2.45 Moz Silver & 41.5 - 44.5 Koz Gold 2021E AISC 5 $15.9 - $16.3/ oz Ag Eq $1,370 - $1,400/ oz Au Eq Property outline

MUX N 20 k m Newmont Cerro Negro Mine 12 miles San José Property Exploration Targets ▪ Recent Near Mine Results 2.0 m @ 62.50 g/t Au & 5,571 g/t Ag 1.3 m @ 13.80 g/t Au & 3,149 g/t Ag 1.6 m @ 5.60 g/t Au & 648 g/t Ag 0.9 m @ 2.20 g/t Au & 722 g/t Ag Source: Hochschild Mining: press releases dated Jan 20 2021, 2020 Full Year Results presentation dated Feb 18 2021, 1 - 5 Mar 2021 and May 19 2021 presentation Aguas Vivas Saavedra Telken North Telken South Observed veins Inferred veins Exploration close to Cerro Negro ▪ 2021 Exploration Budget - $9.3 Million High grade veins: Isabel, Luisa & Escondida Continuing areas near mine & near Cerro Negro: Saavedra, Aguas Vivas & Telken San José Argentina

MUX El Gallo: Fenix Feasibility Study * Fenix Sinaloa Mexico • Innovative, water saving, tailings disposal • Phase 1 permitting completed Base Case $1,500/oz Au $17/oz Ag Spot Case $1,800/oz Au $25/oz Ag Upside Case $ 1,900/oz Au $25/oz Ag After - Tax IRR 28% 51% 56 % After - Tax NPV@8% $32 M $91 M $98 M After - Tax Payback 3.6 years 2.9 years 2.8 years After - Tax Cash Flow/Yr (1) $12 million $25 million $26 million Phase 1, Years 1 - 6 Gold Production Phase 2, Years 7 - 9.5 Silver Production Capex $42 M Initial $24 M Year 6 Avg Annual Production 26 Koz Au 4.5 Moz AgEq Cash Costs $ 1,037 / oz Au $ 14.22 / oz AgEq AISC $ 1,045 / oz Au $ 14.30 / oz AgEq * Feb 16, 2021 press release. (1) - After - tax cash flow averaged over the years of full production .

MUX Near - Term Catalysts • Launch of McEwen Copper • Exploration Results • Fox Complex Expansion PEA in H2 • Froome Commercial Production in Q4 • Monetizing Silver Assets

otivated nited ceptional

Appendix

July 2021 Launch Presentation Los Azules Project San Juan, Argentina

MUX Cautionary Statement This presentation and the information included herein do not constitute an offer to buy or the solicitation of an offer to subscribe for or to buy any of the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . This presentation contains certain forward - looking statements and information, including "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Forward - looking Statements") . The Forward - looking Statements are intended to be subject to the safe harbor provided by Section 27 a of the Securities Act of 1933 , Section 21 e of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995 . The Forward - looking Statements express, as at the date of this presentation, McEwen Mining Inc . (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results . Forward - looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies . There can be no assurance that such statements and information will prove to be accurate . Therefore, actual results and future events could differ materially from those anticipated in such statements and information . Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the Forward - looking Statements include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks . Readers should not place undue reliance on Forward - looking Statements, which speak only as of the date hereof . The Company undertakes no obligation to reissue or update Forward - looking Statements as a result of new information or events after the date hereof, except as required by law . See McEwen Mining's Annual Report on Form 10 - K for the fiscal year ended December 31 , 2020 , the Quarterly Report on Form 10 - Q for the quarters ended March 31 , 2021 , and other filings with the Securities and Exchange Commission (the “SEC”), under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the Forward - looking Statements . All Forward - looking Statements made in this presentation are qualified by this cautionary statement . Unless otherwise stated, all currency information quoted in this presentation is in U . S . dollars . The technical contents of this presentation which are sourced from the Los Azules 43 - 101 PEA (Hatch 2017 ) have been reviewed and approved by Luke Willis, P . Geo , McEwen Mining's Director, Resource Modeling and a Qualified Person in accordance with Canadian Securities Administrators National Instruments 43 - 101 "Standards of Disclosure for Mineral Projects" ("NI 43 - 101 ") . Definitions of terms under NI 43 - 101 differ materially from the definitions of those and related terms in Industry Guide 7 (“Industry Guide 7 ”) promulgated by the SEC . Under U . S . standards, mineralization may not be classified as a “Reserve” unless a determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made . Under Industry Guide 7 standards, a “Final” or “Bankable” feasibility study or other report is required to report reserves, the three - year historical average precious metals prices are used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate government authority . One consequence of these differences is that “reserves” calculated in accordance with Canadian standards may not be “Reserves” under Industry Guide 7 standards . Investors are cautioned not to assume that any part or all the disclosed mineralized material will be confirmed or converted into Industry Guide 7 compliant “Reserves” .

MUX Located in the Prolific Andes Copper Belt Aldebaran Aldebaran Res. Filo del Sol – Filo Mining Josemaria Situated at 3,500 m elevation in the Andes Mountains, on the border with Chile In a pro - mining jurisdiction, the Province of San Juan, Argentina Accessible by road, and within 20 - months by air Two exploration camps established Major undeveloped copper deposits in San Juan include: Los Azules , Pachon , Altar, Filo del Sol, and Josemaria . Mara ( Alumbrera/Agua Rica ) Los Azules - McEwen Copper

MUX Los Azules: Preliminary Economic Assessment (PEA) 1 Preliminary Economic Assessment (PEA) Oct 16 , 2017 - “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch) . All project economic metrics are presented on a post - project approval basis (after completion of additional drilling, prefeasibility and feasibility studies) . All economic assessments are calculated at the Los Azules project level and do not include certain costs including corporate office, interest, financing and exploration expenses . 2 Assuming 183 lbs of copper per vehicle (Copper Development Association Inc . - copper . org ) Average annual production 1 st 13 Years Mine life Initial capex Base Case Cu Price Payback After - tax IRR After - tax NPV8% 415 Million lbs Cu at $1.14/lb cash cost 36 years $2.4 Billion $3.00/lb 3.6 years 20.1% $2.2 Billion Highlights of the 2017 Los Azules PEA 1 (Hatch Engineering) Enough copper to supply 2.2 million electric vehicles per year 2

MUX Los Azules: IRR 1 Sensitivity 7.2% 14.3% 20.1% 25.1% 29.8% 33.6% 0% 5% 10% 15% 20% 25% 30% 35% $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Copper Price ($/lb) After - tax IRR 1 Preliminary Economic Assessment (PEA) Oct 16 , 2017 - “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch) . All project economic metrics, including internal rate of return (IRR), are presented on a post project approval basis (after completion of additional drilling, prefeasibility and feasibility studies) . All economic assessments are calculated at the Los Azules project level and do not include certain costs including corporate office, interest, financing and exploration expenses .

MUX Los Azules: Life of Mine Cash Flow 1 (@ $3.00/lb Cu) 1 Preliminary Economic Assessment (PEA) Oct 16 , 2017 - “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina” (Hatch) . All project economic metrics are presented on a post project approval basis (after completion of additional drilling, prefeasibility and feasibility studies) . All economic assessments are calculated at the Los Azules project level and do not include certain costs including corporate office, interest, financing and exploration expenses . (12,000) (10,000) (8,000) (6,000) (4,000) (2,000) - 2,000 4,000 6,000 8,000 10,000 12,000 (1,200) (1,000) (800) (600) (400) (200) - 200 400 600 800 1,000 1,200 -2 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 Cumulative Cash Flow($M) Annual Cash Flow ($M) Cash Flow from Operations Project CAPEX (Initial + Phase 2) Cumulative After Tax Cash Flow

MUX “ Copper is the new oil” – Goldman Sachs Demand for copper expected to increase from acceleration in green electrification trends. Copper producers are unprepared for surge in demand after price collapse in mid - 2010s curtailed expansions. Copper prices have rallied 80% over the last 12 months, and there have been no material greenfield projects approved. I. Electric Vehicles II. Solar Technology III. Wind Energy IV. Energy Storage Source: Goldman Sachs report “Copper is the new oil” April 13, 2021

MUX “Long - term supply gap” – Goldman Sachs Estimated 8.2 Mt shortfall by 2030 Brownfield and greenfield mine projects needed to reduce the size of the supply gap. “The total listed global possible brownfield and greenfield copper projects currently amount to 14 . 5 Mt, which means that close to 60 % of these low priority projects will ultimately need to be developed into commercial production . However, only 7 Mt of that project capacity has been costed and the incentive price of the highest cost project (on an assumed 12 % IRR) is just over $ 10 , 000 /t . We would note that there has been a near complete absence of material copper project approvals from the mining sector so far in 2021 . ” Source: Goldman Sachs report “Copper is the new oil” April 13, 2021

MUX Executive Leadership Team Rob McEwen - Chairman and Chief Executive Officer Rob is the Chairman and Chief Owner of McEwen Mining Inc . (MUX) . Rob owns 18 % of MUX, his cost base is $ 165 million, and his salary is $ 1 /yr . Rob is a passionate innovator, marketer and an avid recreational competitor . He is also a member of the Dean’s Advisory Board, Schulich School of Business ; X Prize Foundation : Vision Circle and Board of Trustees ; Global Advisory Counsel ; ISSCR (International Society of Stem Cell Research) ; CEO (Chief Executive Organization) and WPO (World Presidents’ Organization) . Rob was the founder of Goldcorp, and he was awarded the Order of Canada in 2007 and the Queen Elizabeth's Diamond Jubilee Award in 2013 . He holds an Honorary Doctor of Laws and an MBA from York University and a BA from the University of Western Ontario . Also, he received the 2001 PDAC Developer of the Year Award, was named Canada’s Most Innovative CEO in 2006 by Canadian Business Magazine and was inducted into The Canadian Mining Hall of Fame in 2017 . Rob and his wife, Cheryl, have donated in excess of $ 60 million to encourage excellence and innovation in healthcare and education . Their donations have led to the establishment of the McEwen Stem Cell Institute at Toronto General Hospital, McEwen School of Architecture at Laurentian University, the Rob and Cheryl McEwen, Graduate Study & Research Building at Schulich School of Business (York University) and the McEwen Leadership Program at St . Andrew’s College . Peter Mah – Chief Operating Officer Peter is the Chief Operating Officer of MUX . He is a professional engineer with 30 years’ global mining experience spanning gold, diamonds and extensive experience in base metals . As a seasoned mining executive, his well - rounded experience comes from roles including Chief Operating Officer and Executive Vice President of Luna Gold, Group Executive at Newmont Mining, General Manager at the De Beers Victor Mine, Mine Manager of Newcrest’s Kencana Mine, as well as engineering roles at Goldcorp and Placer Dome . In 2009 , Peter’s Victor Mine Team was awarded Mining Magazine’s international ‘Mine of the Year’ award . Peter has a passion for building teams that strive for business excellence and innovation . His operating philosophy is anchored on a foundation of best - in - class safety, health, environmental and social standards . He holds a Bachelor’s of Applied Science in Mining and Mineral Process Engineering and a Master’s of Applied Science from the University of British Columbia . Anna Ladd - Kruger – Chief Financial Officer Anna is the Chief Financial Officer of MUX and is an a ccomplished financial mining executive with 20 years’ experience . She was previously the Chief Financial Officer of Trevali Mining, where she was integral to growing the company from a junior exploration company to over $ 1 billion market cap mid - tier producer . She also has experience in both gold and base metal companies including Kinross Gold and Vale . She has extensive financial management and capital markets background and has worked in Latin America . Anna is CPA, CMA, and holds a M . A . in Economics from Queen's University and a B . Comm . from the University of British Columbia .

MUX Project Leadership Team Ruben Wallin – Vice President Environment, Safety, Health & Community Ruben is an environment and sustainability professional with more than 30 years’ of experience in the global mining industry . He has broad corporate and operational management experience in the areas of environment, health and safety, community relations, government relations, permitting and tailings management . Ruben has worked extensively throughout South America and Africa during his career and is experienced in current global industry standards and best practices . In Canada, he has been involved in the successful operation of the Detour Lake Mine, the Canadian Malartic Mine and the Victor Mine . Before joining McEwen Mining, Ruben held the position of Vice President of Environment and Sustainability for Detour Gold Corporation . Dave Tyler - Project Director Dave is a senior mining executive with over 30 years’ expertise in innovation, planning, engineering, permitting, startup and operations of successful mines internationally . He has authored multiple feasibility studies of major precious and base metals mining projects globally including South America . Mr . Tyler was previously the Study Director for Newmont Mining, VP Technical Services for Coeur Mining and was also the Vice President Project Development for Twin Metals leading a $ 1 . 1 B Copper - Nickel development project near an environmentally sensitive national wilderness area . Gary Cochran - Project & Construction Manager Gary is fluent in Spanish and is a seasoned mining and construction professional with over 35 years’ experience in surface mining and associated construction works . Gary has successfully led multiple large - scale projects and has trained personnel to high standards of safe economical operation in all aspects of mining and construction . Gary was the Construction & Project Manager for Hudbay Minerals’ Constancia Copper Mine in Peru . He also managed the El Brocal Zinc open pit mine operations near Cerro de Pasco, Peru . He was involved in managing winter operations and an advisor to Barrick’s Veladero project in Argentina . William Thomas - Manager, Business Improvement & Operational Readiness Bill is an experienced project consulting engineer experienced in facility design optimization, asset management, logistics, safety, training, & change management . He is an international Consultant, skilled in strategy development, risk management, project processes, engineering & project control toolsets, team selection, assembly & training, construction, business readiness, commissioning & startup . Bill has been a project consultant to Hudbay Minerals’ Constancia Project in Peru, as well as Project Consultant to both Newmont and Freeport, responsible for defining core business processes to support capital effectiveness & delivery of business ready facilities .

MUX Los Azules: Infrastructure De - risking Preliminary airstrip, will be constructed during the PFS to support workforce movements. The location will coincide with a proposed permanent airstrip to service the project over the long term. Power transmission corridor was defined alongside the Northern Access Road, with straightforward construction and maintenance. Opportunities for green energy solutions will be evaluated during the PFS. Northern Access Road , a new 115 km low altitude all year road will be constructed during the PFS (replacing the existing access road, which crosses two high passes >4,000 m and several rivers). Chile concentrate route is 98% covered by existing routes accessing Coquimbo Port shipping facilities for concentrate storage and export. Border pass approved between Argentina and Chile. Logistic and market studies to be updated.

MUX McEwen Copper: Anticipated Deliverables 53,000 m Resource and Reserve definition drill program New road to provide year round access to the site New airstrip to support efficient transport of personnel, food and other essential supplies to the work site Prefeasibility Study (PFS) targeting PEA business cases and potential improvements Greenfield exploration program for Elder Creek Property, Nevada Go - public with North American listing in 9 to 12 month

Los Azules: Federal & Provincial Glacier Protection Laws

Potential Permafrost Distribution in the area of Los Azules



378
380
382
384
386
388
Los Azules
Project Footprint
1:100,000
N
Kilometers
Potential

The Los Azules Project has a facility and mine layout specifically planned with reference to permafrost and water bearing geoforms, and appears to comply with the Provincial & Federal Glacier Laws. It is not possible to be completely certain when the laws have not been tested in courts.

Glacier Protection Law exists at the Federal level, with a similar complementary law at Provincial level. The law is for the protection of glaciers and the permafrost environment as strategic water resources and for tourism and scientific interest.

The law is well-intentioned to protect the ice glaciers and their environments. However, the anti-mining lobby are referencing this law as a means to impede responsible mine development.

Specifically mentioned in the law is that mining and industrial development are prohibited in the Periglacial Environment, which is defined as the area with frozen soils. Periglacial geoforms to be protected are those that are water-bearing. These geoforms are often referred to as rock glaciers.

The Los Azules Copper Project sits within an area with residual discontinuous permafrost at higher altitudes. **No permafrost is detected below 3,850 metres. Permafrost is only considered in the Federal Glacier Law and not in San Juan's Provincial Glacier Law.**

50

MUX Los Azules: Tailings & Water Management Favorable project location using natural terrain to minimize footprint and water use The PEA tailings dam solution is configured to close - off the water catchment downstream from all upstream mining, processing, and waste rock and tailings storage, creating a robust separation between the contacted environment and the non - contacted environment for the Life of Mine.

MUX Los Azules: Social Investment Socio - economic impact assessment to be completed Key stakeholders will be engaged to develop social investment plan Areas of focus: I. Employment II. Education and skills training III. Local business development IV. Infrastructure development (roads, green power, schools, etc.) V. Capacity building in San Juan Local land user engagement Public consultation Skilled employment & training Adventure tourism opportunities

MUX Elder Creek Project, Nevada Elder Creek is a porphyry copper - gold exploration property located in northern Nevada, near the northern end of the Battle Mountain - Eureka Trend, one of Nevada’s prolific mineral belts. The project covers 9,600 acres. Several exploration and mining companies have explored the project area since the 1960’s. Early exploration was directed at copper but with most drilling located north of the current property core. More recent exploration was directed primarily at gold to the north and northeast with numerous shallow drillholes completed. The core of the property and the porphyry deposit potential remains largely untested. The Battle Mountain mining district currently includes three producing mines and one copper - gold development project: • Nevada Gold Mines’ (NGM) Lone Tree Gold Mine • NGM Phoenix Gold & Copper Mine • SSR Mining’s Marigold Mine Complex • Copper Basin - Cu - Au development Lone Tree Marigold Copper Basin Phoenix Elder Creek Elder Creek

Elder Creek Project, Nevada



ELDER CREEK
Cu, Au
Cu-Mo-Au-Ag
Outline of large magnetic "donut" typical at many large Porphyry Cu-Au deposits
Claim Boundary
PAIUTE
Copper Basin Mine (oxide)
N

Airborne magnetics at Elder Creek document a classic porphyry system magnetic "donut" pattern which coincides with the outer limit of alteration that is known to contain pyrrhotite (a magnetic mineral). The cause of the central magnetic low could be non-magnetic intrusions that lack pyrrhotite, or pyrrhotite-destructive alteration.

Drilling in 2018 confirmed the presence of highly encouraging copper oxide and sulfides in reverse circulation drill hole RCEC18-01.

0.21% Cu over **152.4 m** including **0.44%** Cu over **33.5 m**

Core hole CCEC18-02 intersected visible chalcopyrite and molybdenite mineralization throughout, with mineralization best developed in hydrothermal breccias between 1313.5 – 1365 feet.

0.15% Cu over **200.3 m** including **1.20%** Cu over **14.2 m**

Source: Company Records

MUX
54

MUX For additional information: Rob McEwen Chairman and Chief Owner McEwen Mining & McEwen Copper rob@mcewenmining.com Tara Saratsiotis Executive Assistant to Rob McEwen tsaratsiotis@mcewenmining.com (647) 258 - 0395 x230 Contact Information Anna Ladd - Kruger Chief Financial Officer McEwen Mining & McEwen Copper akruger@mcewenmining.com Stefan Spears Vice President, Corporate Development stefan@mcewenmining.com (647) 408 - 1849

MUX Appendix: Los Azules Mineral Resource Estimate Source: Preliminary Economic Assessment (PEA) Oct 16, 2017 - “NI 43 - 101 Technical Report - Preliminary Economic Assessment Update for th e Los Azules Project, Argentina” (Hatch). Gold Resources Indicated Inferred Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) 962.0 0.06 1,700 2,666.0 0.04 3,800 Silver Resources Indicated Inferred Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) 962.0 2 55,700 2,666.0 2 135,400 Copper Resources Indicated Inferred Tonnes (millions) % Cu Contained Metal (million pounds) Tonnes (millions) % Cu Contained Metal (million pounds) 962.0 0.48 10,200 2,666.0 0.33 19,300

MUX Stock West Drill Results - Strong, Consistent Mineralized Intercepts 21.40 g/t Au over 30.0m 2 Visible Gold (VG) 5.63 g/t Au over 30.0 m 1 Core from drill holes: 1. S19 - 98, 2. S19 - 106.

Fox Complex Expansion Strategy [1]

Production Growth Steps to Target 100-150 Koz/Yr
Leveraging Stock Mill Capacity

Step 1. Froome
Commercial production Q4 2021
Bridging gold production for the next 2.5 years

Step 2. Grey Fox
Grow scale & increase Life of Mine; PEA H2 2021
Gibson & Whiskey Jack drilling recommencing in Q2

Advance Sooner

Stock - Blue Sky Growth
Leveraging existing permits
Restore UG access via existing shaft and/ or ramp
2020-21 aggressive exploration drilling campaign
Stock West resource delineation & step-out drilling underway

[1] Based on existing 3.0 Moz Measured & Indicated Resource from Black Fox, Grey Fox, Stock and Timmins properties.

MUX
58

MUX Drill core from hole #15PR - G031. Numbers in yellow represent grams per tonne values over sample length. Froome Deposit – Better Mining Conditions Than Black Fox Shown below is a core interval of the wide zone - consistent grades and favorable ground conditions expected, providing for overall better mining conditions, compared to Black Fox’s nuggety style mineralization. Gold grade (g/t) From 127 m: 4.55 g/t Au over 53.0 m , incl. 8.92 g/t Au over 10.6 m

MUX Area Project Hole # Gold (g/t) Width (m) From (m) Including Au GxM GREY FOX 147NE 19GF - 1253 265.00 1.2 56.0 318 19GF - 1121 261.00 0.6 168.7 157 19GF - 1123 39.46 3.8 325.0 143.00 g/t Au / 1.0 m 150 19GF - 1151 10.04 13.2 229.8 133 19GF - 1134 6.98 15.5 466 108 19GF - 1175 148.00 0.7 189.1 105 GF South 19GF - 1198 10.87 18.8 281.2 205 19GF - 1261 13.62 15.0 69.0 126.50 g/t Au / 1.0 m 204 19GF - 1277 29.12 5.0 98.0 146 19GF - 1310 4.25 26.5 335.0 113 147 Zone 19GF - 1187 3.99 34.0 207.0 7.04 g/t Au / 14.0 m 136 19GF - 1259 120.50 1.1 7.9 133 Whiskey Jack 19GF - 1293 52.96 7.4 147.0 392 19GF - 1248 8.99 44.0 181.0 395 19GF - 1242 9.74 13.0 107.0 127 20GF - 1325 17.07 10.2 250.3 68.15 g/t Au / 2.0 m 174 20GF - 1255 20.01 7.9 235.4 131.00 g/t Au / 0.7 m 157 20GF - 1323 31.23 3.4 262.0 38.51 g/t Au / 2.7 m 106 Gibson 19GF - 1275 26.25 9.0 892.0 226.00 g/t Au / 1.0 m 236 19GF - 1106W1 26.74 8.0 739.0 519.00 g/t Au / 0.4 m 215 Fox Complex: Width (m) = down hole int ersect ion, drill results using cut - off grade 1 gpt Au . All assays are uncapped. Grey Fox 2019 - 2020 Exploration Highlights From Multiple Zones of Near Surface Mineralization

Fox Complex Drill Results @ Stock West

Strong, Consistent Mineralized Intersections

Hole S19-101

Depth	Length	Au g/t	Cog 1	Cog 3
494.0m	1.0	1.29	6.37g/t Au / 42.0m	
	1.0	1.59		
	1.0	2.43		
	1.0	4.05		6.72g/t Au / 39.0m
	1.0	6.59		
	1.0	2.84		
	1.0	3.43		
	1.0	8.33		
	1.0	16.70		
	1.0	7.87		
	1.0	5.34		
	1.0	2.94		
	1.0	4.81		
	1.0	3.11		
	1.0	6.65		
	1.0	11.25		
	1.0	5.08		
	1.0	6.67		
	1.0	7.76		
	1.0	3.05		
	1.0	5.65		
	1.0	6.65		
	1.0	9.52		
	1.0	3.45		
	1.0	6.15		
	1.0	6.35		
	1.0	6.80		
	0.9	9.45		
	0.2	4.22		
	0.9	2.71		
	1.0	41.40		
	1.0	3.96		
	1.0	4.17		
	0.5	6.73		
	0.5	5.19		
	1.0	4.28		
	1.0	4.67		
	1.0	1.96		
	1.0	11.00		
	1.0	7.85		
	1.0	6.36		
	1.0	0.91		
	1.0	0.99		
536.0m	1.0	5.71		

Hole S19-105

Depth	Length	Au g/t	Cog 1	Cog 3
475.0m	1.0	6.57	5.62g/t Au / 29.1m	5.62g/t Au / 29.1m
	1.0	2.97		
	1.0	1.84		
	1.0	2.28		
	1.0	3.47		
	1.0	2.30		
	1.0	3.08		
	1.0	2.50		
	1.0	7.71		
	1.0	8.70		
	1.0	2.39		
	1.0	3.25		
	1.0	5.06		
	1.0	1.56		
	1.0	5.49		
	1.0	4.01		
	1.0	4.51		
	1.0	5.20		
	1.0	2.60		
	1.0	0.85		
	1.0	4.12		
	1.0	2.07		
	1.0	3.11		
	1.0	1.15		
	1.0	6.15		
	1.0	22.80		
	1.0	8.32		
	1.0	22.30		
	1.0	18.70		
504.1m	1.0	11.80		

Hole S19-106

Depth	Length	Au g/t	Cog 1	Cog 3
536.0m	1.0	1.15	7.72g/t Au / 25m	
	1.0	0.12		
	1.0	0.81		
	1.0	3.36		11.24g/t Au / 16.2m
	1.0	1.27		
	1.0	0.65		
	1.0	11.60		
	1.0	6.04		
	1.0	10.70		
	1.0	10.35		
	1.0	16.90		
	1.0	12.60		
	1.0	13.65		
	1.0	26.80		
	1.0	21.40		
	1.0	9.48		
	1.0	13.85		
	1.0	13.05		
	1.0	8.70		
	1.0	2.33		
	1.0	2.04		
	1.0	0.45		
	1.0	1.42		
	1.0	0.83		
561.0m	1.0	2.16		

Au g/t			
	> 30	10 to 20	3 to 5
	20 to 30	5 to 10	1 to 3

MUX

61

San José Mine Vein Extensions



1 km/0.6 Miles
N
1.0 m @ 7.02 g/t Au, 811 g/t Ag
1.0 m @ 2.38 g/t Au, 1,964 g/t Ag
0.7 m @ 0.30 g/t Au, 18 g/t Ag
1.3 m @ 9.51 g/t Au, 1,318 g/t Ag
1.0 m @ 20.26 g/t Au, 461 g/t Ag
1.3 m @ 6.67 g/t Au, 762 g/t Ag
1.2 m @ 5.80 g/t Au, 197 g/t Ag
0.9 m @ 8.00 g/t Au, 397 g/t Ag
1.6 m @ 7.42 g/t Au, 522 g/t Ag
0.8 m @ 1.52 g/t Au, 331 g/t Ag
Giovanna
Mercedes
Frea
Cristina
Florencia
Agustina
Odin
Ayelen
Maia
Odin
Frea
Pilar
Micaela
Emilia
Julia
Kospi
Isabel
Erika NW
Erika
TL-03
Maia
Huevos Verdes
SJM-490
Executing Drill
Intercepted DDH
Observed Vein
Inferred Vein
Inferred Fault

MUX

Source: Hochschild Mining. Lengths are rounded up to the nearest tenth.

MUX MUX: Reserves & Resources Mineral Reserves Source: Company disclosures to March 11, 2021. Attributable Gold Reserves Proven Probable Proven + Probable 43 - 101 Au Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Gold Bar South 1.9 1.05 66 1.9 1.05 66 Pick 12.6 0.81 324 12.6 0.80 324 Ridge 1.1 0.87 30 1.1 0.87 30 San José (49%) 0.4 6.73 86 0.1 5.46 16 0.5 6.49 102 El Gallo Heap Leach Material 8.9 0.52 149 1.2 0.52 20 10.1 0.52 170 El Gallo Silver 0.7 0.05 1 3.7 0.13 16 4.4 0.12 17 Black Fox Mine 0.1 3.96 4 0.1 4.10 9 0.1 4.05 14 TOTAL 241 481 723 Attributable Silver Reserves Proven Probable Proven + Probable 43 - 101 Ag Reserves Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.4 409 5,251 0.1 354 1,043 0.5 399 6,298 El Gallo Heap Leach Material 8.9 2 451 1.2 2 67 10.1 2 518 El Gallo Silver 0.7 166 3,708 3.7 127 15,017 4.4 133 18,725 TOTAL 9 ,410 16,127 25,541

MUX: Reserves & Resources

Mineral Resources

Attributable Gold Resources												
	Measured			Indicated			Measured + Indicated			Inferred		
43-101 Au Resources	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)	Tonnes (millions)	Grams per tonne	Contained Metal (Koz)
San José (49%)	0.9	7.89	218	0.5	5.68	89	1.3	7.09	307	0.9	5.58	164
Los Azules	-	-	-	962.0	0.06	1,700	962.0	0.06	1,700	2,666.0	0.04	3,800
Heap Leach Material	8.8	0.59	167	1.2	0.60	23	10.0	0.59	190	0.1	0.66	3
El Gallo Silver	1.0	0.08	3	3.5	0.13	15	4.5	0.12	18	0.1	0.14	0.3
Tonkin	17.5	1.44	820	14.7	1.34	627	32.3	1.39	1,447	8.4	1.13	311
Cabin	-	-	-	0.4	0.81	10	0.4	0.81	10	-	-	-
Ridge	-	-	-	1.4	0.89	39	1.4	0.89	39	0.7	0.65	14
Pick	-	-	-	12.6	0.91	370	12.7	0.91	370	1.0	0.85	27
Gold Bar South	-	-	-	2.3	0.99	74	2.3	0.99	74	0.3	1.06	11
New Pass (50%)	5.0	0.97	156	0.1	0.59	1	5.1	0.97	157	-	-	-
Limo	5.9	0.89	168	3.7	0.61	73	9.6	0.78	241	2.2	0.70	51
Lexam Open Pit	0.5	2.44	36	12.1	1.89	741	12.6	1.91	777	6.3	1.79	358
Lexam Underground	0.4	5.56	64	4.1	4.82	628	4.4	4.88	692	4.2	4.35	596
Black Fox Mine	0.4	5.35	64	0.1	5.06	19	0.5	5.28	84	0.2	5.32	41
Tamarack	-	-	-	0.8	1.83	46	0.8	1.83	46	-	-	-
Grey Fox	-	-	-	3.9	7.05	888	3.9	7.05	888	0.8	6.58	173
Froome Underground	-	-	-	1.1	5.09	181	1.1	5.09	181	0.05	4.13	7
Stock East Open Pit	-	-	-	2.0	1.26	83	2.0	1.26	83	0.3	0.91	8
Stock East Underground	-	-	-	0.4	3.19	38	0.4	3.19	38	-	-	-
TOTAL			**1,695**			**5,644**			**7,340**			**5,564**

Source: Company disclosures to March 11, 2021. Note: Mineral Resources inclusive of Mineral Reserves (where applicable).

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MUX MUX: Reserves & Resources Mineral Resources (Cont’d) Source: Company disclosures to March 11, 2021.Note: Mineral Resources inclusive of Mineral Reserves (where applicable). Attributable Silver Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Ag Resources Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) Tonnes (millions) Grams per tonne Contained Metal (Koz) San José (49%) 0.9 4 84 13,359 0.5 335 5,278 1.3 429 18,599 0.9 345 1 0,115 Los Azules 962.0 2 55,700 962.0 2 55,700 2,666.0 2 135,400 El Gallo Heap Leach Material 8.8 2 451 1.2 2 67 10.0 2 518 0.1 2 7 El Gallo Silver 1.0 155 4,791 3.5 127 14,228 4.5 133 19,019 0.1 129 286 New Pass (50%) 5.0 8 1,320 0.1 3 7 5.1 8 1,326 - - - Tamarack - - - 0.8 26 663 0.8 26 663 - - - TOTAL 19,920 75,942 95,825 145,808 Attributable Copper Resources Measured Indicated Measured + Indicated Inferred 43 - 101 Cu Resources Tonnes (millions) % Cu Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Tonnes (millions) % Cu Pounds (millions) Los Azules - - - 962.0 0.48 10,200 962.0 0.48 10,200 2,666.0 0.33 19,300

MUX MUX: Cautionary Note Regarding NON - GAAP Measures In this presentation, we have provided information prepared or calculated according to U . S . GAAP, as well as provided some non - U . S . GAAP ("non - GAAP") performance measures . Because the non - GAAP performance measures do not have any standardized meaning prescribed by U . S . GAAP, they may not be comparable to similar measures presented by other companies . Total Cash Costs per GEO, and All - in Sustaining Costs (“AISC”) per GEO . Total cash costs consist of mining, processing, on - site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs . All - in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures . In order to arrive at our consolidated all - in sustaining costs, we also include corporate general and administrative expenses . Depreciation is excluded from both total cash costs and all - in sustaining cash costs . For both total cash costs and all - in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100 % economic share in the production, such as MSC, where we hold a 49 % interest . Total cash cost and all - in sustaining cash cost per GEO sold are calculated on a co - product basis by dividing the respective proportionate share of the total cash costs and all - in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold . We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations . A reconciliation to the nearest U . S . GAAP measure is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 . Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non - GAAP financial measure . We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations . We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49 % attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales . To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine - site level . The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100 % basis, in Note 5 of McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 . Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non - GAAP financial measure . We report this measure to better understand our liquidity in each reporting period . Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P . M . Fix spot price at the corresponding period . A reconciliation to the most directly comparable U . S . GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10 - K for the year ended December 31 , 2020 .